SCHEDULE 14A
                                (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Filed by the registrant  [X]
     Filed by a party other than the registrant  [ ]
     Check the appropriate box:
     [ ]  Preliminary proxy statement
     [X]  Definitive proxy statement
     [ ]  Definitive additional materials
     [ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           GRANGE NATIONAL BANC CORP.
- - --------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


- - --------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or
          14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-5(i)(3).
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11

(1)  Title of each class of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:
- - --------------------------------------------------------------------------------
(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth amount on which filing fee is calculated and state how it was determined):
- - --------------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:
- - --------------------------------------------------------------------------------
(5)  Total fee paid:
- - --------------------------------------------------------------------------------
    [ ]  Fee paid previously with preliminary materials.
    [ ]  Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the collecting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1)  Amount previously paid:
- - --------------------------------------------------------------------------------
    (2)  Form, schedule or registration statement no.:
- - --------------------------------------------------------------------------------
    (3)  Filing party:
- - --------------------------------------------------------------------------------
    (4)  Date filed:
- - --------------------------------------------------------------------------------

__________________
1 Set forth the amount on which the filing fee is calculated and state how it was determined.

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623


Dear Shareholders:

         The Annual Meeting of Shareholders of Grange National Banc Corp. will be held at 10:00 a.m. on April 26, at the American Legion Hall, Black Walnut, Laceyville, Pennsylvania.

         The items to be voted on at this meeting are listed in the attached proxy statement.

         Enclosed is a form of proxy for your use. We urge you to vote by signing the proxy, even though you plan to attend the meeting, and mailing it to us in the accompanying stamped envelope. Be sure it is signed exactly as the name or names appear on the proxy.

         A copy of our Annual Report for 1994 is enclosed.

                                        Sincerely yours,

                                        Cyrus J. Cornell
                                        Chairman of the Board

April 6, 1995

Enclosures

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee Streets
                         Laceyville, Pennsylvania 18623

                           -------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held April 26, 1995

                           -------------------------


TO OUR SHAREHOLDERS:

         Notice is hereby given that the annual meeting of shareholders of GRANGE NATIONAL BANC CORP. (the "Company") will be held on April 26, 1995 at 10:00 A.M. (prevailing time), at the American Legion Hall in Black Walnut, Laceyville, Pennsylvania 18623, for the following purposes:

         1. To elect three Class 1 Directors named herein to serve for a three-year term as Directors of the Company, as more fully described in the accompanying Proxy Statement;

         2. To transact such other business as may properly come before this meeting or any postponement or adjournment thereof.

         The Board of Directors has fixed March 10, 1995 as the record date for the determination of shareholders entitled to vote at the annual meeting. Only shareholders of record at the close of business on that date will be entitled to notice of, and to vote at, the annual meeting.

         If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

      YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

April 6, 1995

                                        By Order of the Board of Directors,

                                        Cyrus J. Cornell
                                        Chairman of the Board

                           GRANGE NATIONAL BANC CORP.
                              Main and Bee streets
                         Laceyville, Pennsylvania 18623


                                PROXY STATEMENT


         The accompanying proxy is solicited by and on behalf of Grange National Banc Corp. (the "Company") for use at the annual meeting ("Annual Meeting") of shareholders to be held on April 26, 1995 at 10:00 A.M. (prevailing time) at the American Legion Hall in Black Walnut, Laceyville, Pennsylvania 18623 and at any postponement or adjournment thereof. The approximate date on which this Proxy Statement and the accompanying form of proxy will first be sent or given to shareholders is April 6, 1995.

         Sending in a signed proxy will not affect the stockholders right to attend the meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

         The expense of the proxy solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or teletype by directors, officers or employees of the Company and its bank subsidiary, Grange National Bank of Wyoming County, (the "Bank") without additional compensation. Upon request by record holders of the Company's Common Stock, par value $5.00 per share (the "Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, the Company is required to pay the reasonable expenses incurred by such record holders for mailing proxy material and annual shareholder reports to any beneficial owners of Common Stock.

         A form of proxy is enclosed. If properly executed and received in time for voting, and not revoked, the enclosed proxy will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of the Company's Common Stock for election of all nominees for Class 1 Directors hereinafter named.

         The enclosed confers discretionary authority to vote with respect to any and all of the following matters that may come before the meeting: (i) matters which the Company does not know, a reasonable time before the proxy solicitation, are to be presented at the meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, as amended; and (v) matters incident to the conduct of the meeting. In connection with such matters, the persons named in the enclosed form of proxy will vote in accordance with their best judgment.

         The Company is not aware of any matters which will be brought before the annual meeting (other than procedural matters) which are not referred to in the enclosed notice of the annual meeting.

         The Company had 345,654 shares of Common Stock outstanding at the close of business on March 10, 1995, the record date (the "Record Date"). The presence, in person or by proxy, of shareholders entitled to cast a majority of the votes which all shareholders are entitled to cast on a particular matter constitutes a quorum for the purpose of considering such matter. If the annual meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attended the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing of directors. If the annual meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened annual meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting. Each share of Common Stock outstanding is entitled to one vote on each matter which may be brought before the annual meeting except for certain restrictions (hereinafter summarized).

         The election of directors will be determined by a plurality vote.

         Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote.

         Article 8 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

         The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which included such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 8 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

         In the event of a violation of Article 8 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 8 and the

Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the current market price of such shares.

         The foregoing is a brief summary of Article 8 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-KSB for 1994. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-KSB".

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth, as of March 10, 1995, the beneficial ownership of the Company's Common Stock by each person known by the Company to be the beneficial owner of 5% or more of the Company's outstanding Common Stock, by each director and nominee for director of the Company, by each executive officer named in the Summary Compensation Table, and by the directors, nominees for directors and executive officers of the Company as a group. Unless otherwise specified, all persons listed below have sole voting and investment power with respect to their shares.


                                Amount of Common
  Name of Individual or         Stock Beneficially                  Percent of
   Identity of Group            Owned (a)                           Class (a)
- - ------------------------        ---------------------               ----------
Brian R. Ace                     2,520         (b)                      *
Thomas C. Burns                  7,587         (b)                      2.19%
Cyrus J. Cornell                 9,217         (b)(c)                   2.66%
Thomas A. McCullough             5,571         (d)                      1.61%
W. Kenneth Price                 6,234         (b)(e)                   1.80%
John W. Purtell                 18,281         (b)                      5.27%
  Box 70
  LeRaysville, PA  18829
Sally A. Steele                  2,639         (b)                      *
R. Levi Tyler                    6,467         (b)                      1.87%
Robert C. Wheeler                3,020         (b)                      *

Directors, Nominees, and
Executive Officers as a Group
(10 persons)                    61,536                                 17.33%

*  Less than 1%.

- - ----------

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 1,000 shares which may be acquired within sixty days upon the exercise of options granted under the Company's Non-employee Director Stock Option Plan.

(c)  Includes 879 shares owned individually by Mr. Cornell's spouse.

(d) Includes 1,244 shares held by Mr. McCullough as a custodian for his children, 600 shares held in street name and 1,333 shares which may be acquired within 60 days upon the exercise of options granted under the Company's Employee Stock Option Plan.

(e) Includes 248 shares held by Mr. Price as custodian for his children and 66 shares in the estate of Mr. Price's father, of which the voting power is shared.

                             ELECTION OF DIRECTORS

         As permitted under Pennsylvania law, the Articles of Incorporation of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into three classes, with members of each class serving three-year terms. The Company's Articles of Incorporation further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of 9 members.

         At the Annual Meeting, the shareholders will elect three Class 1 directors to serve for a term of three years and until their successors are elected and qualified.

         The Board of Directors has designated the persons listed below to be nominees for election as Class 1 Directors. The nominees are being nominated to serve until the end of their terms and until their successors are elected and qualified. The Company has no reason to believe that any of the nominees will be unavailable for election; however, should any nominee become unavailable for any reason, the Board of Directors may designate a substitute nominee. The proxy agents intend (unless authority has been withheld) to vote for the election of the Company's nominees.

         A vote in favor of the three Class 1 directors nominated by the Board of Directors will also be deemed to be a vote in favor of having three Class 1 directors.

         The bylaws of the Company require that nominations for Directors to be elected at an annual meeting of shareholders, except those made by management of the Company, must be submitted to the Secretary of the Company in writing not later than the close of business on the 20th day immediately preceding the date of the meeting. Such notification shall contain the following information to the extent known to the notifying shareholder: (a) name and address of each proposed nominee; (b) the principal occupation of each proposed nominee; (c) the total number of shares of capital stock of the Company that will be voted for each proposed nominee; (d) the name and residence address of the notifying shareholder; and (e) the number of shares of capital stock of the Company owned by the notifying shareholder. Nominations not made in accordance herewith may, in such officer's discretion, be disregarded by the presiding officer of the meeting, and upon the presiding officer's instruction, the vote talliers may disregard all votes cast for each nominee. In the event the same person is nominated by more than one shareholder, the nomination shall be honored, and all shares of capital stock of the Company shall be counted if at least one nomination for that person complies with this provision.

         The Company's Bylaws provide that every Director must be a shareholder of the Company and must own in the Director's right the number of shares (if any) required by law in order to qualify as such Director.

Information as to Directors and Nominees

         The following table contains information with respect to the nominees for Class 1 Directors.


                                                                                        Year First Elected
                                                                                        or Appointed
                                            Principal Occupation                        Director of the
Name/Age as of Record Date                  during last 5 years                         Company or Bank
- - --------------------------                  --------------------                        ---------------

W. Kenneth Price, Age 55                    Co-owner of Ken Mar Home                          1992
                                            Furnishings

R. Levi Tyler, Age 62                       Dairy Farmer                                      1979

Sally A. Steele, Age 38                     Attorney                                          1991

                              Continuing Directors

         The following table contains certain information with respect to the Class 2 Directors whose terms of office expire in 1996.

                                                                                        Year First Elected
                                                                                        or Appointed
                                            Principal Occupation                        Director of the
Name/Age as of Record Date                  during last 5 years                         Company or Bank
- - --------------------------                  --------------------                        ---------------

Thomas C. Burns, Age 60                     Retired; Dentist                                  1972

John W. Purtell, Age 65                     President, S.F. Williams Inc.,                    1969
                                            automobile dealership and
                                            grocery store

Brian R. Ace, Age 40                        Owner of Laceyville Hardware Store                1992

         The following table contains certain information with respect to the Class 3 Directors whose terms of office expire in 1997.

                                                                                        Year First Elected
                                                                                        or Appointed
                                            Principal Occupation                        Director of the
Name/Age as of Record Date                  during last 5 years                         Company or Bank
- - --------------------------                  --------------------                        ---------------

Cyrus J. Cornell, Age 80                    Retired; President and owner of                      1956
                                            Cornell Mfg., Inc. until 1991

Robert C. Wheeler, Age 66                   Retired; Chief Executive Officer of the              1988
                                            Bank and the Company until 1990

Thomas A. McCullough, Age 48                President and Chief Executive Officer                1990
                                            of the Bank and the Company since 1991;
                                            previously, Excutive Vice President of
                                            the Bank and the Company


Board of Directors, Committees and Attendance at Meetings

         During 1995, the Board of Directors of the Bank held 26 meetings. There are no separate Board of Directors meetings held specifically for the Company. Any matters concerning the Company are discussed at joint meetings of the Boards of Directors of the Bank and the Company. All Directors attended more than 75% of the meetings of the Board of Directors and all Committee members attended more than 75% of their meetings.

         The Board has an Audit Committee consisting of Thomas C. Burns, W. Kenneth Price, and Robert C. Wheeler, which was formed in January 1994. Prior to the formation of the Audit Committee, its function was performed by the Board of Directors as a whole. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal controls followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee met once during 1994.

         The Company has a Compensation Committee consisting of Sally A. Steele, Thomas C. Burns, and Thomas A. McCullough. The Compensation Committee makes recommendations to the Board with respect to the compensation of the officers and key employees, with the exception of Mr. McCullough whose compensation is determined by the Board of Directors as a whole. The Compensation Committee met two times during 1994.

         The Company does not have a Nominating Committee

Board of Directors' Fees

         Members of the Board of Directors, except Mr. McCullough, were compensated at the rate of $200 per meeting attended in 1994 and will be paid $225 per meeting attended in 1995. Mr. McCullough does not receive separate additional compensation for attending board meetings.

Executive Compensation

         The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and the Bank during the fiscal years ended December 31, 1994 and 1993 to the Chief Executive Officer of the Company and to all executive officers of the Company and the Bank whose salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                   Long Term
                                                                                  Compensation
                                                                            -----------------------
                                             Annual Compensation                    Awards
                                     ------------------------------------   -----------------------
                                                                                         Securities
                                                                Other       Restricted   Underlying
                                                                Annual        Stock       Options/      All Other
Name and Principal Position   Year   Salary     Bonus        Compensation     Awards       SARs(#)     Compensation
- - ------------------------------------------------------------------------------------------------------------------
Thomas A. McCullough,          1994   $69,300   $16,573 (1)        --           --          4,000        $8,558 (3)
President and CEO              1993   $63,000   $12,137 (2)        --           --            --         $8,558 (3)
of the Company and
Bank

- - --------------------

(1)      Represents bonus earned for 1994.

(2)      Represents bonus earned for 1993.

(3) Includes $6,420 contributed to Mr McCullough's account under the Simplified Employee Pension, which is a benefit available to all qualified employees of the Bank as described below. Also includes $2,741 which represents the sum of (a) the portion of the premiums paid during 1994 by the Bank on the split-dollar life insurance policy on Mr. McCullough's life described below which represents term life insurance plus (b) the projected benefit to Mr. McCullough at age 65 of such life insurance premiums paid during 1994. Mr. McCullough will not receive the full projected benefit unless he remains employed by the Bank at age 65 and the projections of the cash value of such policy made by the life insurance company are realized.


                       Option/SAR Grants in Last Fiscal Year

                                 Individual Grants
- - ------------------------------------------------------------------------------------
             (a)                    (b)             (c)          (d)         (e)

                                Number of      % of Total
                                Securities     Options/SARs   Exercise
                                Underlying     Granted to     or Base
                                Options/SARs   Employees in   Price      Expiration
          Name                  Granted        Fiscal Year    ($/Sh)        Date
- - ------------------------------------------------------------------------------------
Thomas A. McCullough (CEO)....    4,000            33%        $24.00      4/1/2004


Aggregated Option/SAR Exercises in Last Fiscal Year and Fy-End Option/SAR Values


- - -------------------------------------------------------------------------------------------------------
             (a)                    (b)           (c)            (d)                      (e)

                                                          Number of Securities     Value of Unexercised
                                                          Underlying Unexercised   in-the-Money
                                                          Options/SARs             Options/SARs
                                  Shares                  at FY-End(#)             at FY-End($)
                                Acquired on      Value    ---------------------------------------------
                                 Exercise      Realized   Exercisable/             Exercisable/
Name                                (#)           ($)     Unexercisable            Unexercisable
- - -------------------------------------------------------------------------------------------------------
Thomas A. McCullough (CEO)....       0             0              0/                     $0/
                                                                4,000                   $9,000

Retirement Plan

         In 1983 the Bank established a Simplified Employee Pension which provides for the establishment of an Individual Retirement Account for any individual who is at least twenty-one (21) years of age and who has been employed by the Bank for at least three of the preceding five years. Under the plan, the Board of Directors may make discretionary contributions to the plan each year which are allocated to the individual retirement account of each eligible employee based on the ratio of his or her yearly compensation to total compensation of all eligible employees for the year. This contribution is fully vested with the employee. The Bank's total contribution to the plan for 1994 was $34,193.28 or 8% of the total compensation of all eligible employees.

         The Bank has provided for an additional retirement benefit for Mr. McCullough through a split-dollar life insurance policy. The Bank pays the annual premium until Mr. McCullough's normal retirement. Upon termination or payment of a claim, premiums paid by the Bank will be refunded, and Mr. McCullough will receive the excess cash value. His family will receive the death benefit, less premiums paid, should his death occur prior to normal retirement. In the event Mr. McCullough's relationship with the Bank terminates within two years after a change in control of the Bank, Mr. McCullough will receive under a separate Deferred Compensation Agreement, within thirty days of a change in control, a sum equal to $5,000 for each premium year, commencing with the beginning December 1990. No benefit is provided if the termination occurs prior to a change in control.

Other Transactions

         The Bank has had and expects to have in the future, loan and other banking transactions in the ordinary course of business with many of its Directors, executive officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

Certain Filings

         As required by the Securities and Exchange Commission rules under
Section 16 of the Securities and Exchange Act of 1934, the Company notes that during 1994 directors filed untimely reports on transactions as follows: Brian
R. Ace, one report regarding four transactions; Thomas C. Burns, one report regarding three transactions; Thomas A. McCullough, one report regarding one transaction; W. Kenneth Price, one report regarding six transactions; John W. Purtell, one report regarding four transactions; Sally A. Steele, one report regarding four transactions; R. Levi Tyler, one report regarding four transactions; Robert C. Wheeler, one report regarding three transactions.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         The accounting firm of Daniel Kenia, P.C. acted as the Company's independent accountant for the fiscal year ended December 31, 1994 and has been selected to act as the Company's independent accountant for the fiscal year ended December 31, 1995. A representative of Daniel Kenia, P.C. is expected to be present at the annual meeting of shareholders and to have the opportunity to make a statement, if he desires to do so, and is expected to be available to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals regarding the 1996 Annual Meeting must be submitted to the Company by November 10, 1995.

                                 ANNUAL REPORT

         This Proxy Statement is accompanied by the Annual Report to Shareholders of the Company for the year ended December 31, 1994

         EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1994 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WITHOUT CHARGE, EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO:

                  Sally A. Steele, Secretary
                  Grange National Banc Corp.
                  Main and Bee Streets
                  P.O. Box 56
                  Laceyville, Pennsylvania  18623

                                        By Order of the Board of Directors


                                        Sally A. Steele, Secretary